SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  July 29, 2002
                                                --------------------------------

                    Morgan Stanley Dean Witter Capital I Inc.
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             (Exact name of registrant as specified in its charter)


Delaware                            333-83986                        13-3291626
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(State or other             (Commission File Number)            (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)


1585 Broadway, New York, New York                                       10036
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code  (212) 296-7000
                                                  ------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 5. Other Events

      Attached as exhibits are certain Structural Term Sheets, Collateral Term Sheets and Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter issued by the staff of the Commission on March 9, 1995 to the PSA) furnished to the Registrant by Morgan Stanley & Co. Incorporated (the "Underwriter") in respect of the Registrant's proposed offering of Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC3, Mortgage Pass-Through Certificates, Series 2002-NC3 (the "Certificates").

      The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-83986) (the "Registration Statement"). The Registrant hereby incorporates the Structural Term Sheets, Collateral Term Sheets and Computational Materials by reference in the Registration Statement.

      The Structural Term Sheets, Collateral Term Sheets and Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Structural Term Sheets, Collateral Term Sheets and Computational Materials.

      Any statement or information contained in the Structural Term Sheets, Collateral Term Sheets and Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

        Item 601(a)
        of Regulation S-K
        Exhibit No.                    Description
        -----------                    -----------

        (99)                           Structural Term Sheets, Collateral
                                       Term Sheets and Computational Materials
                                       prepared by Morgan Stanley & Co.
                                       Incorporated in connection with Morgan
                                       Stanley Dean Witter Capital I Inc. Trust
                                       2002-NC3, Mortgage Pass-Through
                                       Certificates, Series 2002-NC3.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MORGAN STANLEY DEAN WITTER
                                      CAPITAL I INC.

Date:  July 30, 2002
                                      By: /s/  Andrew Berman
                                         ---------------------------------------
                                         Name:  Andrew Berman
                                         Title: Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
(99)                    Structural Term Sheets,                         (E)
                        Collateral Term Sheets and
                        Computational Materials
                        prepared by Morgan Stanley & Co.
                        Incorporated in connection with Morgan
                        Stanley Dean Witter Capital I Inc. Trust
                        2002-NC3, Mortgage Pass-Through
                        Certificates, Series 2002-NC3.